                                                                 Exhibit 10.21

                                  IIC
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                             CHANGE ORDER                        Date: 12/07/99
State of Idaho, Dept. of Admin., Division of Purchasing          Time: 08:20
                                                                 Pages 1 of 3
Delivery Due            CPO    422    0                          Rev#:   1
12/06/02
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Ship to: 2000IMS                            Bill to: 2000IMS
Admin - Internal Management Systems         Admin - Internal Management Systems

650 W STATE STREET                          650 W STATE STREET
PO BOX 83720                                PO BOX 83720
BOISE ID 83720-0004                         BOISE ID 83720-0004
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Vendor :34996                               Terms: Net 30 Days
IDAHO INFORMATION CONSORTIUM INC
Attn: SCOTT SOMERHALDER                     FOB: Dest-Freight Prepaid & Allowed
425 W CAPITOL BLVD                      Routing:
LITTLE ROCK AR 72201                      Buyer: Mark Little

                                                                 Stated In: USD
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Line   Item ID / Description  Quantity   U/M      Unit       U/M     Total
Nmbr                          Ordered            Price               Price


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    1  91551                     1.00    M030     0.00000    M030      0.00000
        Information Highway Electronic Services (Internet, etc.)
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           CONTRACT FOR ELECTRONIC BUSINESS AND INTERNET PORTAL SERVICES
                        NOTICE OF CONTRACT (CPO) AWARD

           Contract for ELECTRONIC BUSINESS AND INTERNET PORTAL SERVICES for the DEPARTMENT OF ADMINISTRATION AND OTHER PUBLIC AGENCIES.
           This contract to be drawn on as requested by the requisitioning agencies, for a period of Three (3) years commencing
           December 7, 1999 and ending December 6, 2002, with an option to renew for Two (2) additional Two (2) year periods.

           PUBLIC AGENCY CLAUSE
           Contract prices shall be extended to other "Public Agencies" as defined in Section #67-2327 of the Idaho Code, which reads: "Public Agency" means any city or political subdivision of this state, including, but not limited to, counties; school districts; highway districts; port authorities; instrumentalities of counties; cities or any political subdivision created under the laws of the State of Idaho. It will be the responsibility of the Public Agency to independently contract with the vendor and/or comply with any other applicable provisions of Idaho Code governing public contracts.

           Idaho Information Consortium, Inc  CONTACT     Scott Somerhalder
                                              PHONE       208-853-1381
                                              FACSIMILE   208-853-1381

           INVOICES MUST BE SENT TO THE IDAHO ORDERING AGENCY

           ITRMC Project Team                 CONTACT     Bill Fernsworth
                                              PHONE       208-332-1878
                                              FACSIMILE   208-334-2307

           THIS CONTRACT CONSISTS OF THE FOLLOWING AND ALSO CONSTITUTES THE STATE OF IDAHO'S ACCEPTANCE OF YOUR SIGNED PROPOSAL

           A.   This Notice of Contract (CPO) Award;
           B. THE STATE OF IDAHO'S ELECTRONIC BUSINESS AND INTERNET PORTAL SERVICES REQUEST FOR PROPOSAL dated June 23, 1999, incorporated herein by reference as though set forth in full; and
           C. IIC's signed Proposal dated July 30, 1999, in response to
           The Electronic Business and Internet Portal Services RFP,
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                             CHANGE ORDER                        Date: 12/07/99
State of Idaho, Dept. of Admin., Division of Purchasing          Time: 08:20
                                                                 Pages 2 of 3
Delivery Due            CPO    422    0                          Rev#:   1
12/06/02
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                               Continued Next Page

           incorporated herein by reference as though set forth in full.
           D. Any Service Level Agreement entered pursuant to this contact.
           E. Any Purchase Order issued pursuant to this contract.

           In the event of any inconsistency, unless otherwise agreed to in writing by both parties, such inconsistency shall be resolved by giving precedence in the following order:
           1.    This document.
           2.    The State of Idaho's Request for Proposal
           3.    IIC's signed Proposal

           QUANTITIES: The State of Idaho, Division of Purchasing can only give approximations of quantities and will not be held responsible for figures given in this document.

           The following modifications are made to the Terms and Conditions that accompanied and were incorporated into the the State of Idaho's Electronic Business and Internet Portal Services Request for
           Proposal:

           STATE OF IDAHO STANDARD CONTRACT TERMS AND CONDITIONS

           1. Termination is changed to read: TERMINATION: The State may terminate the Agreement (and/or any order issued pursuant to the Agreement) when the Contractor has been provided written notice of default or non-compliance and has failed to cure the default or non-compliance within a reasonable time, not to exceed thirty (30) calendar days, after receipt of such notice. If the Agreement is terminated for default or non-compliance, the Contractor will be responsible for any direct costs and/or damages incurred by the State for placement of the new contract. The State, upon termination for default or non-compliance, reserves the right to take any legal action it may deem necessary. For purposes of this Contract, the phrase "a default or event of non-compliance" warranting termination under this section" shall include but not be limited to:
           (1) Any material breach or evasion by IIC of the terms or conditions of this Contract and its amendments, if any; or
           (2) Substantial cessation of Portal services by the portal; or
           (3) Fraud, misappropriation, embezzlement, malfeasance, significant malfeasance, illegal conduct by IIC, its officers, or directors; or
           (4) Dissolution of IIC or forfeiture of its company existence; or
           (5) Amendment of the State's enabling authority making the Portal substantially impractical; or
           (6) An adverse judicial decision by a court of competent jurisdiction which has the effect of rendering Portal operations no longer feasible; or
           (7) Insolvency of IIC; or
           (8) Material breach of an SLs.s. by IIs.s.; or
           (9) Willful disclosure of any confidential information by IIC; or
           (10)Legislation materially alters the ability of IIC to operate the Portal; or
           (11) Failure of IIC to provide an annual irrevocable Letter of Credit in the amount of $500,000.00, naming the State of Idaho as the Beneficiary, within 30 days of the contract anniversary date.

           The following modifications are made to the Specifications that accompanied The State of Idaho's Electronic Business and Internet Portal Services Request for Proposal:

           NEW ITEM: Idaho Information Consortium may terminate this Contract if the key Premium service applications do not generate sufficient revenue to support the basic core functions required to operate the Portal due to the limitations required of IIC in the operations of the Portal by the State.

           Item 3.10([illegible]), Insurance and Performance Bond Requirement, is Modified to accept an Irrevocable Letter of Credit in the amount of
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                             CHANGE ORDER                        Date: 12/07/99
State of Idaho, Dept. of Admin., Division of Purchasing          Time: 08:20
                                                                 Pages 3 of 3
Delivery Due            CPO    422    0                          Rev#:   1
12/06/02
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                               Continued Next Page

           $500,000.00 in lieu of a Performance Bond of the same amount. Item 3.10(d) is modified to reflect that the amount of Comprehensive Crime coverage for employee dishonesty, forgery, theft, wire transfer fraud, computer fraud or theft is $400,000.00 during the first year and $200,000.00 for all subsequent years, including renewals.

           Item 5.17, Protection of Network Operations in Transition (ME),
           Is changed to read:
           "Upon termination or expiration of the Contract, Access Idaho must remain operational during any transition period. Upon termination or expiration, all records applicable to a state agency, including working papers and operational documentation, must be delivered immediately to the Department of Administration and will become the property of the State, if not already such, as indicated in Section
           3.13 (Intellectual Property). Proposals must describe the process that would be used to facilitate a smooth transition. The State will provide no less than six months notification as to its renew/rebid intentions."

           STATE AGENCY: Invoices are to be paid through data entry of expenditures into the State Controller's STARS system using established State Contract payment procedures. THE DIVISION OF PURCHASING'S ASSIGNED STATE CONTRACT NUMBER MUST BE SHOWN IN THE NPC FIELD OF THE STARS PAYMENT TRANSACTION RECORD.

           JAN G. COX
           Administrator
           Division of Purchasing
           P O Box 83720
           Boise, Idaho 83720-0075
           Ph: (208)327-7465




           /s/ Scott Somerhalder                    12/7/99

           SCOTT SOMERHALDER                        DATE
           President


                                                 Total Of Line Items   0.00000
                                                 Discount              0.00000
                                                 Sub-Total             0.00000
                                                 Misc. charge-1        0.00000
                                                 Misc. charge-2        0.00000
                                                 Tax                   0.00000
                                                 Freight               0.00000
                                                                     ---------
                                                 Purchase Order Total  0.00000

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                                             Signature: /s/ Jan G. Cox
                                                       ------------------------
                                                        Jan G. Cox